UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): May 25, 2018

Rowan Companies plc

(Exact name of registrant as specified in its charter)

England and Wales (State or Other Jurisdiction of Incorporation or Organization)	1-5491 (Commission File Number)	98-1023315 (I.R.S. Employer Identification Number)

2800 Post Oak Boulevard Suite 5450 Houston, Texas (Address of Principal Executive Offices)		77056-6189 (Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The final voting results on each of the matters submitted to a vote of shareholders during the 2018 annual general meeting of shareholders (the “Meeting”) of Rowan Companies pcl (the “Company”) held on May 25, 2018 are shown below. As of the record date, March 28, 2018, there were 126,889,480 Class A Ordinary Shares (“Shares”) outstanding and entitled to vote at the Meeting. The holders of a total of 101,760,967 Shares (80.19%) were present in person or by proxy at the Meeting, thereby reaching quorum. All of the proposals were approved with the requisite vote.

Proposal 1a – To re-elect by ordinary resolution William E. Albrecht as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2019:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
91,316,921	1,462,995	326,660	8,654,391

Proposal 1b – To re-elect by ordinary resolution Thomas P. Burke as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2019:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
91,801,091	963,020	342,465	8,654,391

Proposal 1c – To re-elect by ordinary resolution Thomas R. Hix as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2018:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
91,404,916	1,374,998	326,662	8,654,391

Proposal 1d – To re-elect by ordinary resolution Jack B. Moore as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2019:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
91,722,513	1,056,388	327,675	8,654,391

Proposal 1e – To re-elect by ordinary resolution Thierry Pilenko as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2019:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
91,872,859	892,368	341,349	8,654,391

Proposal 1f – To re-elect by ordinary resolution Suzanne P. Nimocks as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2019:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
91,383,509	1,398,496	324,571	8,654,391

Proposal 1g – To re-elect by ordinary resolution John J. Quicke as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2019:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
91,782,205	998,992	325,379	8,654,391

Proposal 1h – To re-elect by ordinary resolution Tore I. Sandvold as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2019:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
90,203,240	2,561,862	341,474	8,654,391

Proposal 1i – To elect by ordinary resolution Charles L. Szews as director of the Company for a term to expire at the annual general meeting of shareholders to be held in 2019:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
91,784,274	978,978	343,324	8,654,391

Proposal 2 – To approve, as a non-binding advisory resolution, the Company’s named executive officer compensation as reported in this proxy statement (in accordance with requirements applicable to companies subject to the United States Securities and Exchange Commission reporting requirements under the Securities Exchange Act of 1934, as amended):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
66,231,925	26,504,657	369,994	8,654,391

Proposal 3 – To approve, as a non-binding advisory resolution, the Company’s directors’ remuneration report for the year ended December 31, 2017, excluding the directors’ remuneration policy:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
66,140,445	26,612,256	353,875	8,654,391

Proposal 4 – To approve, as a non-binding advisory resolution, the receipt of the Company’s U.K. annual report and accounts for the year ended December 31, 2017:

Votes For	Votes Against	Votes Abstaining
101,091,779	152,772	516,416

Proposal 5 – To ratify the appointment of Deloitte & Touche LLP by the audit committee of the board of directors of the Company as the Company’s U.S. independent registered public accounting firm for 2018:

Votes For	Votes Against	Votes Abstaining
100,690,398	957,377	113,192

Proposal 6 – To re-appoint Deloitte LLP as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006 (the “Companies Act”):

Votes For	Votes Against	Votes Abstaining
100,684,310	1,026,093	50,564

Proposal 7 – To authorize the audit committee of the board of directors of the Company to determine the remuneration of Deloitte LLP, in its capacity as the Company’s U.K. statutory auditor:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
92,763,654	308,526	34,396	8,654,391

Proposal 8 – To approve forms of share repurchase contracts and repurchase counterparties:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
92,503,217	157,165	446,194	8,654,391

Proposal 9 – To authorize the Board, in accordance with section 551 of the Companies Act, to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for or convert any security into shares in the Company:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
89,972,542	2,810,206	323,828	8,654,391

Proposal 10 – To authorize the Board, by special resolution, in accordance with section 570 of the Companies Act, to allot equity securities (as defined in section 560 of the Companies Act) pursuant to the authority contemplated by the ordinary resolution included in Proposal 9 for cash without the rights of pre-emption provided by section 561 of the Companies Act:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
90,612,156	2,136,764	357,656	8,654,391

Proposal 11 – To authorize the Board, by special resolution, in accordance with section 570 of the Companies Act, to allot equity securities (as defined in section 560 of the Companies Act) pursuant to the authority contemplated by the ordinary resolution included in Proposal 9 for cash without the rights of pre-emption provided by section 561 of the Companies Act in connection with an acquisition or specified capital investment:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
90,608,846	2,137,979	359,751	8,654,391

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rowan Companies plc
Dated: May 29, 2018

	By:	/s/ Mark F. Mai
Mark F. Mai
Executive Vice President, General Counsel and Company Secretary